EXHIBIT 10.16



                             AREMISSOFT CORPORATION
                             2000 STOCK OPTION PLAN



        1.     Purpose; Definitions.

               (a) Purpose. The purpose of the Plan is to attract, retain and motivate employees, officers, directors, and consultants of the Company, or a subsidiary of the Company, by giving them the opportunity to acquire Stock ownership in the Company.

               (b) Definitions. For purposes of the Plan, the following terms have the following meanings:

                      (i) "Administrator" means the Compensation Committee referred to in Section 4 in its capacity as administrator of the Plan, or the Board in the event that it abolishes the Compensation Committee and reinvests in the Board the administration of the Plan.

                      (ii) "Board" means the Board of Directors of the Company.

                      (iii) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                      (iv)  "Commission"   means  the  Securities  and  Exchange
Commission and any successor agency.

                      (v) "Company" means AremisSoft Corporation, a Delaware corporation and its subsidiaries.

                      (vi) "Director" shall mean a member of the Board.

                      (vii)  "Effective  Date"  has the  meaning  set  forth  in
Section 2.

                      (viii) "Eligible Person" means, in the case of the grant of an Incentive Stock Option Plan, all employees of the Company or a subsidiary of the Company and, in the case of a Nonqualified Stock Option, any director, officer or employee of the Company or other person who, in the opinion of the Board, is rendering valuable services to the Company, including without limitation, an independent contractor, outside consultant, or advisor to the Company.

                      (ix) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

                      (x) "Fair Market Value" means (i) if the Stock is listed or admitted to trade on a national securities exchange, the closing price of the Stock on the Composite Tape, as published in the Western Edition of the Wall Street Journal, of the principal national securities exchange on which the Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Stock on such date, then the closing price of the Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such Stock; (ii) if the Stock is not listed or admitted to trade on a national securities exchange, the closing price for the Stock on such date, as furnished by the National Association of Securities Dealers, Inc.

("NASD") through the NASDAQ National Market System or a similar organization if the NASD is no longer reporting such information; (iii) if the Stock is not reported on the National Market System, the mean between the closing bid and asked prices for the Stock on such date, as furnished by the NASD, and if no bid and asked prices are quoted on such date, the bid and asked prices on the next preceding day on which such prices were quoted; and (iv) if the Stock is not reported on the National Market System and if bid and asked prices for the Stock are not furnished by the NASD or a similar organization, the value established by the Administrator for purposes of granting options under the Plan.

                      (xi) "Grant Date" means the date of grant of any Option.

                      (xii) "Incentive Stock Option" means an option which is an option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

                      (xiii) "NASD Dealer" means a broker-dealer that is a member of the National Association of Securities Dealers.

                      (xiv) "Non-Employee Director" has the meaning set forth in Rule 16-3.

                      (xv) "Non-qualified Stock Option" means an option which is designated a Non-qualified Stock Option.

                      (xvi) "Officer" means an officer of the Company who is subject to Section 16 of the Exchange Act.

                      (xvii) "Option" means an option to purchase Common Stock under this Plan. An Option shall be designated by the Committee as an Incentive Stock Option or a Non-qualified Stock Option.

                      (xviii)"Option Agreement" means the written option agreement covering an Option.

                      (xix)  "Optionee" means the holder of an option.

                      (xx) "Plan" means this AremisSoft Corporation 2000 Stock Option Plan as amended from time to time.

                      (xxi) "Rule 16b-3" means Rule 16b-3 under Section 16 (b) of the Exchange Act, as amended from time to time, and any successor rule.

                      (xxii) "Stock" means the Common Stock, par value $0.001, of the Company, and any successor entity.

                      (xxiii)"Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                      (xxiv) "Tax Date" means the date defined in Section 7.

                      (xxv) "Vesting Date" means the date on which an Option becomes wholly or partially exercisable, as determined by the Administrator in its sole discretion.

        2. Effective Date; Term of Plan. The Effective Date of this Plan shall be upon stockholder approval of this Plan within 12 months of the date of Board approval. Any Options granted prior to stockholder approval of the Plan, shall, upon stockholder approval, be deemed issued as of the grant date. This Plan, but not Options already granted, shall terminate automatically ten years after its adoption by the Board, unless terminated earlier by the Board under Section 13. No Options shall be granted after termination of this Plan but all Options granted prior to termination shall remain in effect in accordance with their terms.

        3. Number and Source of Shares of Stock Subject to the Plan. Subject to the provisions of Section 8, the total number of shares of Stock with respect to which Options may be granted under this Plan is three million fifty thousand (3,050,000) shares of Stock. The shares of Stock covered by any canceled, expired or terminated Option or the unexercised portion thereof shall become available again for grant under this Plan. The shares of Stock to be issued hereunder upon exercise of an Option may consist of authorized and unissued shares or treasury shares.

        4. Administration of the Plan. Authority to control and manage the operation and administration of the Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to a committee consisting of two (2) or more members of the Board, all of whom shall be Non-Employee Directors (the "Compensation Committee"). Members of the Compensation Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. As used herein, the term "Administrator" means the Board or, with respect to any matter as to which responsibility has been delegated to the Compensation Committee, the term Administrator shall mean the Compensation Committee.

        Subject to the express provisions of this Plan, the Administrator shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Optionees under this Plan; to further define the terms used in this Plan; to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option Agreement; to provide for rights of refusal and/or repurchase rights; to amend outstanding Option Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Option or in furtherance of the powers provided for herein; to prescribe, amend and rescind rules and regulations relating to the administration of this Plan; to determine the duration and purposes of leaves of absence which may be granted to Optionees without constituting a termination of their employment for purposes of this Plan; to accelerate the vesting of any Option; and to make all other determinations necessary or advisable for the administration of this Plan.

        Any decision or action of the Administrator in connection with this Plan or Options granted or shares of Stock purchased under this Plan shall be final and binding. The Administrator shall not be liable for any decision, action or omission respecting this Plan, or any Options granted or shares of Stock sold under this Plan. The Board at any time may abolish the Compensation Committee and reinvest in the Board the administration of the Plan.

        To the extent permitted by applicable law in effect from time to time, no member of the Compensation Committee or the Board of Directors shall be liable for any action or omission of any other member of the Compensation Committee or the Board of Directors nor for any act or omission on the member's own part, excepting only the member's own willful misconduct or gross negligence, arising out of or related to the Plan. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former director or member of the Compensation Committee or Board in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a director or member of the Compensation Committee or Board arising with respect to the Plan or administration thereof or out of membership on the Compensation Committee or Board or by the Company, or all or any combination of the preceding; provided, the director or Compensation Committee member was acting in good faith, within what such director or Compensation Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its stockholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees or devisees of a director or Compensation Committee member, and the term "person" as used on this section shall include the estate, executor, administrator, heirs, legatees, or devisees of such person.

        5.     Grant of Options; Terms and Conditions of Grant.

               (a) Grant of Options. One or more Options may be granted to any Eligible Person. Subject to the express provisions of the Plan, the Administrator shall determine from the Eligible Persons those individuals to whom Options under the Plan may be granted. Each Option so granted shall be designated by the Administrator as either a Non-qualified Stock Option or an Incentive Stock Option.

        Subject to the express provisions of the Plan, the Administrator shall specify the Grant Date, the number of shares of Stock covered by the Option, the exercise price and the terms and conditions for exercise of the Options. If the Administrator fails to specify the Grant Date, the Grant Date shall be the date of the action taken by the Administrator to grant the Option. As soon as practicable after the Grant Date, the Company will provide the Optionee with a written Option Agreement in the form approved by the Administrator, which sets out the Grant Date, the number of shares of Stock covered by the Option, the exercise price and the terms and conditions for exercise of the Option.

        The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of ten years from the Effective Date to an Eligible Person.

               (b) General Terms and Conditions. Except as otherwise provided herein, the Options shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:

                      (i) Exercise of Option. In order to exercise all or any portion of any Option granted under this Plan, an Optionee must remain as an officer, employee, consultant or director of the Company, or a Subsidiary, until the Vesting Date. The Option shall be exercisable on or after each Vesting Date in accordance with the terms set forth in the Option Agreement.

                      (ii) Option Term. Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Administrator, but not later than 10 years after the grant of the Option (5 years in the case of an Incentive Stock Option when the Optionee owns more than 10% of the total combined voting power of all classes of stock of the Company), and shall be subject to earlier termination as hereinafter provided.

                      (iii) Exercise Price. The Exercise Price of any Option shall be determined by the Administrator, but in the case of Incentive Stock Options shall not be less than 100% (110% in the case of an Optionee who owns more than 10% of the total combined voting power of all classes of stock of the Company) of the Fair Market Value of the Stock on the date the Incentive Stock Option is granted.

     (iv) Method of Exercise. To the extent the right to purchase shares of Stock has vested, Options may be exercised, in whole or in part, from time to time in accordance with their terms by written notice from the Optionee to the Company stating the number of shares of Stock with respect to which the Option is being exercised. Payment of the exercise price may be made, in the discretion of the Administrator, subject to any legal restrictions, by: (a) cash; (b) check; (c) the surrender of shares of Stock owned by the Optionee that have been held by the Optionee for at least six (6) months, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) the Optionee's promissory note in a form and on terms acceptable to the Administrator; (e) the cancellation of indebtedness of the Company to the Optionee; (f) provided that a public market for the Stock exists, a "same day sale" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; or (g) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law. The Administrator may provide, in an Agreement or otherwise, that an Optionee who exercises an Option and pays the exercise price in whole or in part with Stock then owned by the Optionee will be entitled to receive another Option covering the same number of shares tendered and with a price of no less than Fair Market Value on the date of grant of such additional Option ("Reload Option"). Unless otherwise provided in the Agreement, an Optionee, in order to be entitled to a Reload Option, must pay with Stock that has been owned by the Optionee for at least the preceding 180 days.

     (v) Restrictions on Stock; Option Agreement. At the time it grants Options under this Plan, the Company may retain, for itself or others, rights to repurchase the shares of Stock acquired under the Option or impose other restrictions on such shares. The terms and conditions of any such rights or other restrictions shall be set forth in the Option Agreement evidencing the Option. No Option shall be exercisable until after execution of the Option Agreement by the Company and the Optionee.

     (vi) Transferability of Options. Except as otherwise provided below for Non-qualified Stock Options, no Option shall be transferable other than by will or by the laws of descent and distribution and during the lifetime of an Optionee, only the Optionee, his guardian or legal representative may exercise an Option. An Optionee may designate a beneficiary to exercise his or her Options after the Optionee's death. The Administrator may provide for transfer of an Option (other than an Incentive Stock Option), without payment of consideration,  to the  following  family  members  of the  Optionee,  including adoptive relationships:  a child,  stepchild,  grandchild,  parent,  stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, niece, nephew, former spouse (whether by gift or pursuant to a domestic relations order), any person sharing the employee's household (other than a tenant or employee), an Optionee or family-controlled partnership, corporation, limited liability company and trust, or a foundation in which the Optionee or family members heretofore described control the management of assets. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate.

     (vii)  Exercise After Certain Events.

            (1) Termination of Employment/Consulting/Directorship. If for any reason other than permanent and total disability or death (as defined below) an Optionee ceases to be employed by or to be a consultant or director of the Company, or a Subsidiary, Incentive Stock Options held at the date of such termination (to the extent then exercisable) may be exercised, in whole or in part, at any time within three months after the date of such termination or such lesser period specified in the Option



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Agreement (but in no event after the earlier of (i) the  expiration  date of the
Option as set forth in the Option  Agreement,  and (ii) ten years from the Grant
Date) and Non-qualified Stock Options held at the date of such termination (to the extent then exercisable) may be exercised, in whole or in part, at any time within the period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option
Agreement, and (ii) ten years from the Grant Date), or such lesser period specified by the Administrator.

                     If an Optionee granted an Incentive Stock Option terminates employment but continues as a consultant, advisor or in a similar capacity to the Company or a Subsidiary, Optionee need not exercise the Option within three months of termination of employment but shall be entitled to exercise within three months of termination of services to the Company or the Subsidiary (one year in the event of permanent disability or death). However, if Optionee does not exercise within three months of termination of employment, the Option will not qualify as an Incentive Stock Option.

                (2) Permanent Disability and Death. If an Optionee becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code), or dies while employed by the Company, or while acting as an officer, consultant or director of the Company, or a Subsidiary, (or, if the Optionee dies within the period that the Option remains exercisable after termination of employment or affiliation), Incentive Stock Options then held (to the extent then exercisable) may be exercised by the Optionee, the Optionee's personal representative, or by the person to whom the Incentive Stock Option is transferred by will or the laws of descent and distribution, in whole or in part, at any time within one year after the disability or death or any lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and
(ii) ten years from the Grant Date). Non-qualified Stock Options shall not be limited to such one year exercise period upon permanent disability or death and may be exercised at any time specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and (ii) ten years from the Grant Date) or such lesser period specified by the Administrator.

     (viii) Compliance with Securities Laws. The Company shall not be obligated to issue any shares of Stock upon exercise of an Option unless such shares are at that time effectively registered or exempt from registration under the federal securities laws and the offer and sale of the shares of Stock are otherwise in compliance with all applicable securities laws. Upon exercising all or any portion of an Option, an Optionee may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the shares of Stock or subsequent transfers of any interest in such shares to comply with applicable securities laws. Evidences of ownership of shares of Stock acquired upon exercise of Options shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Option Agreement evidencing the Option.

        6.     Limitations on Grant of Incentive Stock Options.

               (a) The aggregate  Fair Market Value  (determined as of the Grant
Date) of the Stock for which Incentive Stock Options may first become exercisable by any Optionee during any calendar year under this Plan, together with that of Stock subject to Incentive Stock Options first exercisable (other than as a result of acceleration pursuant to Section 9(a)) by such Optionee under any other plan of the Company or any Subsidiary, shall not exceed $100,000.

               (b) There shall be imposed in the Option Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.




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               (c) No  Incentive  Stock Option may be granted to any person who, at the time the Incentive Stock Option is granted, owns shares of outstanding Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price of such Option is at least 110% of the Fair Market Value of the Stock (determined as of the Grant Date) subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the Grant Date.

               (d) No Incentive Stock Option may be granted to any person who is not an employee of the Company or a Subsidiary of the Company.

        7. Payment of Taxes. Upon the disposition by an Optionee or other person of shares of an Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Non-qualified Stock Option, the Company shall have the right to require such Optionee or such other person to pay by cash, or check payable to the Company, the amount of any required withholding on applicable federal, state, and local taxes and FICA or any such other applicable tax regulations and laws with respect to such transactions. Any such payment must be made promptly when the amount of such obligation becomes determinable (the "Tax Date"). To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit an Optionee to satisfy his or her obligation to pay any such tax, in whole or in part, up to an amount not greater than the Optionee's estimated withholding, by (a) directing the Company to apply shares of Stock to which the Optionee is entitled as a result of the exercise of an Option, or (b) delivering to the Company shares of Stock owned by the Optionee. The shares of Stock so applied or delivered in satisfaction of the Optionee's tax withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

        8. Adjustment for Changes in Capitalization. The existence of outstanding Options shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, the dissolution or liquidation of the Company's or any other corporation's assets or business or any other corporate act whether similar to the events described above or otherwise. Subject to Section 9, if the outstanding shares of the Stock are increased or decreased in number or changed into or exchanged for a different number or kind of securities of the Company or any other corporation by reason of a recapitalization, reclassification, stock split, combination of shares, stock dividend or other event, an appropriate adjustment of the number and kind of securities with respect to which Options may be granted under this Plan, the number and kind of securities as to which outstanding Options may be exercised, and the exercise price at which outstanding Options may be exercised will be made.

        9.     Dissolution, Liquidation, Merger.

               (a) Company Not The Survivor. In the event of a dissolution or liquidation of the Company, a merger, consolidation, combination or reorganization in which the Company is not the surviving corporation, or a sale of substantially all of the assets of the Company (as determined in the sole discretion of the Board of Directors), the Administrator, in its absolute discretion, may cancel each outstanding Option upon payment in cash to the Optionee of the amount by which any cash and the fair market value of any other property which the Optionee would have received as consideration for the shares of Stock covered by the Option if the Option had been exercised before such liquidation, dissolution, merger, consolidation, combination, reorganization or sale exceeds the exercise price of the Option or negotiate to have such option assumed by the surviving corporation. In addition to the foregoing, in the event of a dissolution or liquidation of the Company, or a merger, consolidation, combination or reorganization, in which the Company is not the surviving corporation, the Administrator, in its absolute discretion, may accelerate the time within which each outstanding Option may be exercised or negotiate to have such option assumed by the surviving corporation.

               (b)  Company  is  the  Survivor.   In  the  event  of  a  merger,
consolidation, combination or reorganization in which the Company is the surviving corporation, the Board of Directors shall determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Options may be exercised, and the exercise price at which outstanding Options may be exercised. The Board of Directors shall determine, in its sole and absolute discretion, when the Company shall be deemed to survive for purposes of this Plan.

        10. Change of Control. If there is a "change of control" in the Company, all outstanding Options shall fully vest immediately upon the Company's public announcement of such a change. A "change of control" shall mean an event involving one transaction or a related series of transactions, in which (i) the Company issues securities equal to 25% or more of the Company's issued and outstanding voting securities, determined as a single class, to any individual, firm, partnership, limited liability company, or other entity, including a "group" within the meaning of SEC Exchange Act Rule 13d-3, (ii) the Company issues voting securities equal to 25% or more of the issued and outstanding voting stock of the Company in connection with a merger, consolidation other business combination, (iii) the Company is acquired in a merger or other business combination transaction in which the Company is not the surviving company, or (iv) all or substantially all of the Company's assets are sold or transferred. See Section 9 with respect to Options vesting upon the occurrence of either of the events described in (iii) or (iv) of this Section 10 and the result upon the non-exercise of the Options.

        11. Suspension and Termination. In the event the Board or the Administrator reasonably believes an Optionee has committed an act of misconduct including, but limited to acts specified below, the Administrator may suspend the Optionee's right to exercise any Option granted hereunder pending final determination by the Board or the Administrator. If the Administrator determines that an Optionee has committed an act of embezzlement, fraud, breach of fiduciary duty or deliberate disregard of the Company rules or rules made by a supervisor, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his estate shall be entitled to exercise any Option hereunder. In making such determination, the Board or the Administrator shall give the Optionee an opportunity to appear and present evidence on the Optionee's behalf. The determination of the Board or the Administrator shall be final and conclusive.

        12. No Rights as Stockholder or to Continued Employment. An Optionee shall have no rights as a stockholder with respect to any shares of Stock covered by an Option. An Optionee shall have no right to vote any shares of Stock, or to receive distributions of dividends or any assets or proceeds from the sale of Company assets upon liquidation until such Optionee has effectively exercised the Option and fully paid for such shares of Stock. Subject to Sections 8 and 9, no adjustment shall be made for dividends or other rights for which the record date is prior to the date title to the shares of Stock has been acquired by the Optionee. The grant of an Option shall in no way be construed so as to confer on any Optionee the rights to continued employment by the Company.

        13. Termination; Amendment. The Board may amend, suspend or terminate this Plan at any time and for any reason, but no amendment, suspension or termination shall be made which would impair the right of any person under any outstanding Options without such person's consent not unreasonably withheld. Further, the Board may also amend this Plan to materially increase the benefits accruing to Option holders under this Plan; provided, however, that any such amendment shall be subject to the approval of the Company's stockholders if so required to maintain the status of the Plan as an Incentive Stock Option Plan.

        14. Governing Law. This Plan and the rights of all persons under this Plan shall be construed in accordance with and under applicable provisions of the laws of the State of California.